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DRAFT 6/13/03

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 13, 2003

                            DAUGHERTY RESOURCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

  PROVINCE OF BRITISH COLUMBIA            0-12185         NOT APPLICABLE
(STATE OR OTHER JURISDICTION OF         (COMMISSION      (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)         FILE NUMBER)    IDENTIFICATION NO.)

          120 PROSPEROUS PLACE, SUITE 201
             LEXINGTON, KENTUCKY                          40509-1844
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (859) 263-3948

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ITEM 5.  OTHER EVENTS

         On June 13, 2003 Daugherty Resources, Inc. completed an institutional private placement of its common stock for $2,565,000 and the related transactions contemplated by its securities purchase agreement with the investors, as described in a press release included as an exhibit to this report and incorporated herein by reference.

         (c)  Exhibits.

EXHIBIT
 NUMBER                                       EXHIBIT
 ------                                       -------
 10.1              Securities Purchase Agreement dated as of June 10, 2003
                   between Daugherty Resources, Inc. and the investors named
                   therein.

 10.2 Registration Rights Agreement dated as of June 13, 2003 between Daugherty Resources, Inc. and the investors named therein.

 10.3 Form of Common Stock Purchase Warrant dated June 13, 2003 issued pursuant to Securities Purchase Agreement dated as of June 10, 2003 between Daugherty Resources, Inc. and the investors named therein

 20.1              Press Release dated June 13, 2003.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                DAUGHERTY RESOURCES, INC.

Date: June 13, 2003                            By: /s/  William S. Daugherty
                                                   -----------------------------
                                                       William S. Daugherty
                                                     Chief Executive Officer
                                                    (Duly Authorized Officer)
                                                   (Principal Executive Officer)